 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934

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CHINA YONGXIN PHARMACEUTICALS INC.
(Name of Registrant As Specified In Its Charter)

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NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of China Yongxin Pharmaceuticals Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of China Yongxin Pharmaceuticals Inc., a Delaware corporation (the “Company”), in connection with actions taken by the holders of a majority of the issued and outstanding voting capital stock of the Company, approving, by written consent dated February 8, 2010, which include: (1) approval of a reverse split of the Company’s common stock, par value $0.001 per share (the “Common Stock”) with a ratio within a range of 1-for-10 to 1-for-15 (the “Reverse Split Range”), with the exact ratio within the Reverse Split Range to be determined by the Board of Directors, as a result of which every ten (10) to fifteen (15) outstanding shares of Common Stock before the reverse stock split shall represent one share of Common Stock after the reverse stock split; and (2) amendment and restatement the Company’s Certificate of Incorporation, including the following changes: (a) an increase in the Company’s authorized shares of Common Stock from 75,000,000 to 100,000,000 shares, (b) a decrease in the authorized number of shares of both our preferred stock and our Series A Convertible Preferred Stock from 5,000,000 shares to 1,666,667 shares, and (c) additional amendments including changes to the voting, conversion, dividend and other rights of the holders of our Series A Convertible Preferred Stock, as more fully described in the attached Information Statement.   The final reverse stock split ratio within the Reverse Split Range will be determined solely by the board of directors at any future date as determined by the board, without any further action or approval of the stockholders.   All actions pursuant to the written consent of stockholders described above will be taken at such future date as determined by the Board of Directors, as evidenced by the filing of instruments to amend the Certificate of Incorporation with the Secretary of State of the State of Delaware, on or after the 20th day following the mailing of this Information Statement to stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of our Board of Directors,

/s/ Yongxin Liu
Chief Executive Officer and
Chairman of the Board of Directors

Dated: February 9, 2010

INFORMATION STATEMENT
OF
CHINA YONGXIN PHARMACEUTICALS INC.
927 Canada Court
City of Industry, CA 91748
(626) 581-9098

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
CHINA YONGXIN PHARMACEUTICALS INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of China Yongxin Pharmaceuticals Inc., a Delaware corporation (the “Company”), in connection with the authorization of the corporate actions described below.  The Company’s board of directors (the “Board of Directors”) approved these matters by unanimous written consent on February 8, 2010.  The requisite majorities of the holders of common stock, par value $0.001 per share (the “Common Stock”) and Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) approved these matters by written consent dated February 8, 2010.  Specifically, stockholders holding an aggregate of 26,599,998 shares of Common Stock and 1,666,667 shares of Series A Preferred Stock approved the corporate actions described below.  As determined by the Board of Directors, all stockholders who were holders of the Company’s capital stock on February 8, 2010 (the "Record Date") are entitled to receive this Information Statement.

This Information Statement is first being mailed on or around February __, 2010 to the stockholders of the Company as of the Record Date.  The transaction described herein shall become effective at such future date as determined by the Board of Directors, as evidenced by the filing of instruments amending the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware, on or after the 20th day following the mailing of this Information Statement to stockholders.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

By unanimous written consent of the Board of Directors of the Company on February 8, 2010, the Board of Directors adopted resolutions approving:

(1)
approval of a reverse split of the Company’s common stock, par value $0.001 per share (the “Common Stock”) with a ratio within a range of 1-for-10 to 1-for-15 (the “Reverse Split Range”), with the exact ratio within the Reverse Split Range to be determined by the Board of Directors, as a result of which every ten (10) to fifteen (15) outstanding shares of Common Stock before the reverse stock split shall represent one share of Common Stock after the reverse stock split; and

(2)
amendment and restatement the Company’s Certificate of Incorporation, including the following changes: (a) an increase in the Company’s authorized shares of Common Stock from 75,000,000 to 100,000,000 shares, (b) a decrease in the authorized number of shares of both our preferred stock and our Series A Convertible Preferred Stock from 5,000,000 shares to 1,666,667 shares, and (c) additional amendments including changes to the voting, conversion, dividend and other rights of the holders of our Series A Convertible Preferred Stock.

The Board of Directors recommended that these matters be submitted for a vote of the stockholders of the Corporation.  The actions taken by the Board of Directors with respect to the Reverse Split and amending the Company’s Certificate of Incorporation to effect the Reverse Split (the “Reverse Split Amendment”), and with respect to the amendments and amending and restating the Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) were subsequently adopted and approved on February 8, 2010 by written consent of a majority of the shares of Common Stock and Preferred Stock then outstanding and entitled to vote (voting as a single class), and holders of a majority of our Series A Preferred Stock voting as a separate class.

The reasons for, and general effect of, the Reverse Split is described under Action 1 below titled “APPROVAL OF RESOLUTIONS TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK.”   Further, the reasons for, and general effect of, the amendments to the Certificate of Incorporation are described under Action 2 below titled “APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.”

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

GENERAL

This Information Statement is first being mailed to stockholders on or about February __, 2010.  The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

REQUIRED VOTE AND VOTE OBTAINED

Pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), unless otherwise provided in the certificate of incorporation, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted.  Further, per the Certificate of Designation for the Series A Preferred Stock, which designated the rights afforded to holders of such preferred stock, holders of Series A Preferred Stock are entitled to vote together with the holders of Common Stock as a single class with respect to any and all matters presented to the stockholders of the Company, and each one (1) share of Series A Preferred Stock entitles its holder to six (6) votes on such matters.  In addition, the holders of Series A Preferred Stock must also approve such matters, voting as a separate class.  In order to reduce the costs and management time involved in holding a special meeting, in lieu of a special stockholder meeting our Board of Directors decided to obtain approval of the requisite majorities of our Common Stock and our Series A Preferred Stock by written consent.

As for shares of Common Stock and Series A Preferred Stock entitled to vote as a single class, as of February 8, 2010, there were 56,648,923 shares of Common Stock and 1,666,667 Series A Preferred Stock outstanding shares (collectively, “Voting Capital Stock”).  Collectively, the holders of Voting Capital Stock were entitled to cast 66,648,925 votes (with holders of Series A Preferred Stock entitled to cast 10,000,002 votes).   Holders of an aggregate of 26,599,998 shares of Common Stock and 1,666,667 shares of our Series A Preferred Stock, representing 36,600,000 votes or 54.91% of all votes entitled to be cast by holders of the Voting Capital Stock, approved the Reverse Split Amendment and the amendments set forth in the Amended and Restated Certificate of Incorporation.  In addition, the holders of all 1,666,667 shares of our outstanding Series A Preferred Stock, voting as a separate class, also approved the corporate actions described below.  Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained.  This Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the relevant corporate actions before they take effect.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of February 8, 2010 for each of our directors and officers; all directors and officers as a group; and each person known by us to beneficially own five percent or more of our Common Stock.  We note that the table below reflects beneficial ownership of shares, not voting rights associated with those shares.

Beneficial ownership is determined in accordance with SEC rules.  Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name.   Unless otherwise indicated, the address of each stockholder listed in the table is c/o China Yongxin Pharmaceuticals Inc., 927 Canada Court, City of Industry, CA 91748.

Name and Address of Beneficial Owner	Title	Beneficially Owned		Percent of Class

Directors and Executive Officers
Yongxin Liu	Chief Executive Officer and Chairman of the Board	12,000,000	(1)	21.2%

Ning Liu (2)	President, Chief Operating Officer and Director	—		—

Yongkui Liu	Vice President and Director	14,599,998	(3)	25.8%

Yongmei Wang	Vice President, Treasurer and Director	14,599,998	(4)	25.8%

Harry Zhang	Chief Financial Officer and Director	—		—

Officers and Directors as a Group (total of 5 persons)		26,599,998	(5)	47.0%

5% Holders
Accord Success Ltd., BVI		5,400,000	(6)	9.5%

Boom Day Investments, Ltd., BVI		14,599,998	(7)	25.8%

Master Power Holdings Coup Ltd., BVI		4,200,000	(8)	7.4%

Misala Holdings Inc., BVI		12,000,000	(1)	21.2%

(1)
Represents shares of common stock in our company held by Misala Holdings, Inc., a British Virgin Islands corporation (“Misala Holdings”), over which Mr. Liu may be deemed to have voting and investment control. The 12,000,000 shares of common stock were converted from 2,000,000 shares of Series A Convertible Preferred Stock, which were each convertible into 6 shares of common stock, upon the Company meeting certain required net income amounts for conversion for the fiscal years ending 2007 and 2008, held by Misala Holdings, Inc.  Misala Holdings, Inc. also holds an additional 1,000,000 shares of Series A Preferred Stock, each share of which is convertible into six shares of common stock upon certain conditions being met pursuant to the Certificate of Incorporation.

(2)	Mr. Liu’s address is 22128 Steeplechase Lane, Diamond Bar, CA 91765.

(3)
Includes 5,400,000 shares of common stock held by Boom Day Investments, Ltd., British Virgin Islands corporation (“Boom Day Investments”) over which Mr. Liu may be deemed to have voting and investment control.  Also includes 1,200,000 shares of common stock held by Perfect Sun Investments Ltd., a British Virgin Islands corporation, over which Mr. Liu’s spouse, Yongmei Wang, may be deemed to have voting and investment control.  Includes 7,999,998 shares of common stock converted from 1,333,333 shares of Series A Convertible Preferred Stock, which were each convertible into 6 shares of common stock, upon the Company meeting certain required net income amounts for conversion for the fiscal years ending 2007 and 2008, held by Boom Day Investments.   Boom Day Investments also holds an additional 1,000,000 shares of Series A Preferred Stock, each share of which is convertible into six shares of common stock upon certain conditions being met pursuant to the Certificate of Incorporation.

(4)
Includes 1,200,000 shares of common stock owned by Perfect Sum Investments Ltd., over which Ms. Wang may be deemed to have voting and investment control.  Also includes 5,400,000 shares of common stock held by Boom Day Investments, Ltd., over which Mr. Yongkui Liu, Ms. Wang’s spouse, may be deemed to have voting and investment control.  Includes 7,999,998 shares of common stock issuable converted from 1,333,333 shares of Series A Convertible Preferred Stock, which were each convertible into 6 shares of common stock, upon the Company meeting certain required net income amounts for conversion for the fiscal years ending 2007 and 2008, held by Boom Day Investments.

(5)
Includes 19,999,998 shares of common stock converted from 3,333,333 shares of Series A Preferred Stock, which were convertible into 6 shares of common stock for each share of Series A Preferred Stock, upon the Company meeting certain required net income amounts for conversion for the fiscal years ending 2007 and 2008.

(6)	Tao Wang has voting and investment control over the shares owned by this entity.

(7)
Yongkui Liu has voting and investment control over the shares owned by this entity.  Includes 7,999,998 shares of common stock issuable converted from 1,333,333 shares of Series A Convertible Preferred Stock, which were each convertible into 6 shares of common stock, upon the Company meeting certain required net income amounts for conversion for the fiscal years ending 2007 and 2008, held by Boom Day Investments.

(8)	Yong Liu has voting and investment control over the shares owned by this entity.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following actions has been approved by the written consents of the holders of a majority of the Voting Capital Stock held by holders of Common Stock and Series A Preferred Stock voting as a single class, and by the all of the holders of the Company’s Series A Preferred Stock, voting as a separate class:

ACTION 1

APPROVAL OF RESOLUTIONS TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK

Purpose of the Reverse Stock Split

The Company’s Board of Directors (the “Board”) has determined that it is in our best interest to effect a reverse stock split of our Common Stock (the “Reverse Split”).  The reverse split ratio will be within a range from 1-for-10, to 1-for-15, with every ten (10) to fifteen (15) shares (depending on the exact ratio) to be combined and exchanged for one (1) share of Common Stock after the stock split, with all resulting fractional shares held by each holder rounded up to the next whole share.  The primary purpose of the Reverse Split is in order to meet the listing standards of a national securities exchange, which requires, among other criteria, that the Company’s shares have a certain minimum per share bid price.  In addition, the Board believes that an increased per-share price that is expected to result from the Reverse Split may encourage investor interest and make the shares a potential investment for a broader range of investors, which would improve liquidity.  Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  The Board believes that the anticipated higher market price resulting from a reverse stock split may enable institutional investors and brokerage firms with policies and practices such as those described above to invest in the Company’s Common Stock.

The purpose of seeking stockholder approval of a range of exchange ratios from 1-for-10 to 1-for-15 (rather than a fixed exchange ratio) is to provide management with flexibility to determine an appropriate Reverse Split ratio and bring it into effect on short notice, when needed in connection with a corporate event, for example, the pricing of a corporate transaction.  If the stockholders approve this proposal, the Board would effect the Reverse Split only upon the Board’s determination that a reverse stock split would be in the best interests of the Company at that time.  If the Board were to effect a Reverse Split, the Board would set the timing for such a split and select the specific ratio within the permitted range.  No further action on the part of stockholders would be required to either implement or abandon the Reverse Split.  If the stockholders approve the proposal, and the Board determines that the Company will effect the Reverse Split, we would communicate to the public, prior to the Effective Date, additional details regarding the Reverse Split, including the specific ratio selected by the Board.  The Board reserves its right to elect not to proceed with the Reverse Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company.  For the above reasons, the Board has recommended that the stockholders approve the proposal regarding the Reverse Split, subject to further actions by the Board.

Principal Effects of the Reverse Split

On the effective date of the Reverse Split, the number of shares of Common Stock within the range of ten (10) to fifteen (15) shares, issued and outstanding immediately prior to the Reverse Split effective date (the “Old Shares”), will automatically and without any action on the part of the stockholders be converted into one share of our Common Stock (the “New Shares”).  In the following discussion, we provide examples of the effects of a 1-for-10 on the one hand, or a 1-for-15 reverse stock split on the other hand.

Effect of the Reverse Split.   The Reverse Split will be effected simultaneously for all of our outstanding Common Stock and the exchange ratio will be the same for all shares of our outstanding Common Stock.  The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s relative percentage ownership interests in the Company, except to the extent that the Reverse Split results in any of our stockholders receiving a fractional share.  As described below, stockholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number.  Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable.  We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Giving effect to the Reverse Split and based on 100,000,000 authorized shares of Common Stock, and 56,648,923 shares of Common Stock issued and outstanding as of February 8, 2010, the table below illustrates the approximate number of shares of common stock that will be issued and outstanding and the number of shares of common stock that will be authorized for issuance, in the case of a 1-for-10 reverse stock split, and a 1-for-15 reverse stock split, respectively.

Reverse Stock Split Ratio	Number of Shares Outstanding	Number of Shares Authorized and Reserved for Issuance
1-for-10	5,664,893	94,335,107
1-for-15	3,776,596	96,223,404

Fractional Shares.   No scrip or fractional share certificates will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the Reverse Split ratio, will be entitled, upon surrender of certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Options and Warrants.   Holders of options and warrants to purchase shares of Common Stock, who upon exercise of their options or warrants would otherwise be entitled to receive fractional shares, because they hold options which upon exercise would result in a number of shares of Common Stock not evenly divisible by the Reverse Split ratio, will receive a number of shares of Common Stock rounded up to the nearest whole number.  All outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise of their options or warrants, from one-tenth to one-fifteenth (as applicable) of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the Reverse Split, at an exercise price equal to ten to fifteen times (as applicable) the exercise price specified before the Reverse Split, resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the Reverse Split.

 Authorized Shares.   The Company is presently authorized under its Certificate of Incorporation to issue 75,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).  Upon effectiveness of the Reverse Split, the number of authorized shares of Common Stock and Preferred Stock would remain the same, although the number of shares of Common Stock issued and outstanding will decrease.  The issuance in the future of additional shares of our Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our Common Stock.  The effective increase in the number of authorized but unissued and unreserved shares of the Company’s Common Stock may be construed as having an anti-takeover effect as further discussed below.  For example, if we effect a 1-for-10 Reverse Split, the authorized but unissued shares of Common Stock that will be available for future issuances will increase from 18,351,077 to 94,335,107, and we may issue such additional shares in future financings or otherwise.  Although we currently do not have any plans, proposals or arrangements to make new issuances, if we do issue additional shares, the ownership interest of holders of our Common Stock would be diluted.  Also, the issued shares may have rights, preferences or privileges senior to those of our Common Stock.  In addition, the outstanding shares of our Series A Preferred Stock, each one (1) share of which is convertible prior to the Reverse Split into six (6) shares of Common Stock upon the Company meeting certain conditions specified in the Certificate of Designation for the Series A Preferred Stock, will instead become convertible into 0.6 shares of Common Stock if we effect a 1-for-10 Reverse Split, and will become convertible into 0.4 shares of Common Stock if we effect a 1-for-15 Reverse Split.

Accounting Matters.   The Reverse Split will not affect the par value of our Common Stock.  As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion to the Reverse Split ratio (that is, in a 1-for-10 reverse stock split, the stated capital attributable to our Common Stock will be reduced to one tenth of its existing amount and in a 1-for-15 reverse stock split, the stated capital attributable to our Common Stock will be reduced to one fifteenth of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced.  The per share net income or loss and net book value of our Common Stock will also be increased because there will be fewer shares of our Common Stock outstanding.

Potential Anti-Takeover Effect.   Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split was not proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board and stockholders.  Other than the Reverse Split Amendment, and the amendments to the designations, rights and preferences of the holders of the Series A Preferred Stock discussed in Action 2 below, our Board does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

If the Board determines that it is in the best interest of the Company to effect the Reverse Split, such stock split will become effective at such future date determined by the Board as the Certificate of Amendment of the Certificate of Incorporation (“Certificate of Amendment”), substantially in the form attached hereto as Appendix A, is filed with the Secretary of State of the State of Delaware (which we refer to as the “Effective Time”), but in no event earlier than the 20th calendar day following the mailing of this Information Statement.  Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, the Company will provide public disclosure that the Reverse Split has been effected, and of the Reverse Split ratio.  The Company expects that its transfer agent, Pacific Stock Transfer Company, will act as exchange agent for purposes of implementing the exchange of the pre-Reverse Split stock certificates (“Old Certificates”).  Holders of Old Shares will be asked to surrender to the exchange agent the Old Certificate representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders.  No new certificates will be issued to any stockholder until such stockholder has surrendered such stockholder’s Old Certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent.  Even if not exchanged, after the Reverse Split becomes effective, Old Certificates will thereafter represent post-Reverse Split shares of Company Common Stock when transferred, sold, or otherwise disposed of, and if any such Old Certificates are submitted to the transfer agent after the Reverse Split, such Old Certificates will automatically be exchanged for certificates representing the New Shares.  After the Reverse Split, until surrendered, the outstanding Old Certificates held by a stockholder will represent the right to receive the number of whole shares of New Common Stock to which the stockholder is entitled.  All reasonable expenses of the exchange of Old Certificates, which includes the issuance of one new replacement certificate per stockholder, will be borne by us.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S)
AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Material U.S. Federal Income Tax Consequences of the Reverse Split

            The following discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Split to a current stockholder of the Company that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (sometimes referred to herein as a “U.S. stockholder”), and who holds stock of the Company as a “capital asset,” as defined in Section 1221 of the Code.  This discussion does not purport to be a complete analysis of all of the potential tax effects of the Reverse Split.  Tax considerations applicable to a particular stockholder will depend on that stockholder’s individual circumstances.  The discussion does not address the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities or currencies, banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, regulated investment companies, real estate investment companies, real estate mortgage investment conduits and foreign individuals and entities).  The discussion also does not address any tax consequences arising under U.S. federal non-income tax laws, such as gift or estate tax laws, or the laws of any state, local or foreign jurisdiction. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold stock of the Company through such entities.

The following discussion is based upon the Code, U.S. Treasury Department regulations promulgated thereunder, published rulings of the Internal Revenue Service (the “IRS”) and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time.  Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s deemed exchange of Old Shares for New Shares pursuant to the Reverse Split.  The aggregate tax basis of the New Shares received in the Reverse Split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged, and the holding period of the New Shares should include the holding period of such stockholder in the Old Shares.

Because of the complexity of the tax laws and because the tax consequences to the Company or to any particular stockholder may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Reverse Split, including tax reporting requirements, the applicability and effect of foreign, U.S. federal, state and local and other applicable tax laws and the effect of any proposed changes in the tax laws.

ACTION 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION

On February 8, 2010, the Company’s Board of Directors adopted and approved an amended and restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”).  Also on February 8, 2010, the holders of a majority of the Voting Capital Stock held by holders of Common Stock and Series A Preferred Stock voting as a single class, and holders of a majority of the Company’s Series A Preferred Stock, voting as a separate class, each approved the Amended and Restated Certificate of Incorporation and the adoption thereof.  The Amended and Restated Certificate of Incorporation makes a number of changes to the prior Certificate of Incorporation and the Certificate of Designation for the Series A Preferred Stock, as described below.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Amended and Restated Certificate of Incorporation will increase the total number of the Company’s authorized shares of Common Stock from 75,000,000 shares to 100,000,000 shares (the “Authorized Common Shares Increase”).

We have no immediate plans to issue any of the additional authorized but unissued shares of Common Stock that will become available as a result of the filing of the Amendment.  The Board believes that the additional authorized shares are needed to provide the Company adequate flexibility to engage in future capital raising transactions, acquisitions or other transactions which might require the issuance of Common Stock.  The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

The newly authorized shares of Common Stock will have the same rights and privileges as the presently authorized shares of our Common Stock.   There are no redemption, sinking fund, conversion or preemptive rights with respect to our Common Stock.  Further, the Amended and Restated Certificate of Incorporation now specifies that subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

Potential Anti-Takeover Effect.   Although this action is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Certificate of Incorporation or the Bylaws of the Company in effect on the date of this Information Statement, the Company’s stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, the new additional shares of Common Stock could be issued by the Board of Directors to dilute the percentage of common stock owned by current stockholders and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving the Company.

DECREASE IN AUTHORIZED SHARES OF PREFERRED STOCK

The Amended and Restated Certificate of Incorporation will decrease: (1) the total number of the Company’s authorized shares of Preferred Stock from 5,000,000 shares to 1,666,667 total authorized shares; and (2) the total number of shares designated as Series A Preferred Stock from 5,000,000 shares to 1,666,667 shares (“Authorized Preferred Shares Decrease”).  Currently, the only issued and outstanding shares of the Company’s Preferred Stock are 1,666,667 shares of Series A Preferred Stock.

The purpose of the Authorized Preferred Shares Decrease is to lessen the number of shares of preferred shares available for future issuance.  The Company does not have any plans to issue additional Preferred Stock now or in the future, and accordingly, the Board of Directors believes that it is appropriate to reduce the number of authorized shares of Preferred Stock, and that a capital structure with a number of preferred shares limited to what is currently issued and outstanding more appropriately reflects the present and future needs of the Company.  The decrease in the authorized shares of Preferred Stock or Series A Preferred Stock will not have any immediate effect on the rights of existing stockholders.

The Authorized Common Shares Increase and the Authorized Preferred Shares Decrease will have the following effects on the Company’s capital structure:

	Common Stock Outstanding	Authorized Common Stock	Preferred Stock Outstanding	Authorized Preferred Stock	Series A Preferred Stock Outstanding	Designated Series A Preferred Stock

Before the Amendment	56,648,923	75,000,000	1,666,667	5,000,000	1,666,667	5,000,000

After the Amendment	56,648,923	100,000,000	1,666,667	1,666,667	1,666,667	1,666,667

MODIFICATIONS OF THE RIGHTS OF THE SERIES A PREFERRED STOCKHOLDERS

In addition to the foregoing, the Amended and Restated Certificate of Incorporation will also result in the following material changes (the paragraphs below describing such changes are only summaries and are qualified in their entirety by reference to the full text of the amended provisions set forth in the Amended and Restated Certificate of Incorporation, the form of which is attached hereto as Appendix B):

Voting Rights.  In the prior Certificate of Designations, Rights and Preferences for the Series A Preferred Stock, holders of Series A Preferred Stock are entitled to vote together with the holders of Common Stock as a single class with respect to any and all matters presented to the stockholders of the Company, and each one (1) share of Series A Preferred Stock entitles its holder to six (6) votes on such matters; in addition, the holders of Series A Preferred Stock must also approve such matters, voting as a separate class.   In the Amended and Restated Certificate of Incorporation, these voting rights and requirements will remain unchanged, except that the number of votes that each share of Series A Preferred Stock is entitled to when voting with the common stockholders as a single class will be increased from six (6) to twenty-five (25).  In addition, the right to these votes will not be affected by any future stock split, reverse stock split, recapitalization or similar event (collectively, these amendments are referred to as the “Voting Rights Amendment”).  The Voting Rights Amendment will allow the Series A Preferred Holders to retain control of the Board of Directors and matters requiring approval of the stockholders of the Company.  The voting power of our CEO and Vice President will increase as a result of this amendment and they will be in control a majority of the Voting Capital Stock based on their holdings of both Common Stock and Series A Preferred Stock.  The Company believes that it is in the best interest of the stockholders to have stability and knowledge of our current management and Board to best pursue the business opportunities available to the Company and execute our current business plans in China, which we believe will build stockholder value.

The table below illustrates the increase in voting power that shall occur when the Voting Rights Amendment becomes effective (based on the total number of shares of Common Stock outstanding as of February 8, 2010 of 56,648,923 shares), with respect to matters that are voted upon by the holders of Common Stock and Series A Preferred Stock as a single class:

	BEFORE VOTING RIGHTS AMENDMENT		AFTER VOTING RIGHTS AMENDMENT
Stockholders and Class of Stock Held	TOTAL VOTES (Common Stock or Series A Preferred Shares with 6 times Voting Power))	PERCENTAGE OF TOTAL VOTE	TOTAL VOTES (Common Stock or Series A Preferred Shares with 25 times Voting Power))	PERCENTAGE OF TOTAL VOTE
All Directors and Executive Officers (Common Stock)	26,599,998	39.91%	26,599,998	27.06%
Series A Preferred Stock Stockholders (1,666,667 Series A Preferred Stock) (1)	10,000,002	15.00%	41,666,675	42.38%
All Other Company Stockholders (Common Stock)	30,048,925	45.09%	30,048,925	30.56%

Total	66,648,925	100.00%	98,315,598	100.00%

(1)
The aggregate 1,666,667 shares Series A Preferred Stock are held by: (a) Misala Holdings, Inc. (1,000,000 shares), an entity controlled Mr. Yongxin Liu, the Company’s CEO and Chairman; and (b) Boom Day Investments, Ltd. (666,667 shares), an entity controlled by Company Vice President and Director Yongkui Liu.

Conversion Rights.  The Amended and Restated Certificate of Incorporation eliminates prior provisions that are considered no longer relevant by management, and further provides that, consistent with the prior Certificate of Incorporation, that the Series A Preferred Holders may convert any or all of their remaining Series A Preferred Stock into Common Stock at any time after an audit provides that the Company’s “net income” exceeds $5 million the fiscal year ended December 31, 2010.  In addition, the Amended and Restated Certificate of Incorporation clarifies and affirms that there is no time limit with respect to when the holders of Series A Preferred Stock may exercise their conversion rights.  The prior Certificate of Designations also incorrectly referenced a March 31 fiscal year end, whereas the Company maintains a December 31 year end.  In the previous Designations, Rights and Preferences for the Series A Convertible Preferred Stock, each one (1) share of Series A Preferred Stock was convertible into six (6) shares of Common Stock, subject to adjustment for any stock split, reverse stock split, recapitalization or similar event.   The Amended and Restated Certificate of Incorporation makes no change to this aspect of the conversion rights.

Dividend Rights.  The Amended and Restated Certificate of Incorporation eliminates the preferential dividend of the Series A Preferred Stock.  Under the prior Certificate of Designation, the Series A Preferred Holders were entitled to a preferential dividend of $0.10 per share, upon expiration of their right to convert their Series A Preferred Stock.  No such dividend has been paid on the Series A Preferred Stock, and the Board of Directors believes it is appropriate to eliminate the preferential dividend in light of other amendments changing the rights and preferences of the Series A Preferred Stock.  The foregoing provision was replaced by a revised dividend provision in the Amended and Restated Certificate of Incorporation, which provides that no dividends shall be paid on or declared and set apart for any other class or series of stock of the Corporation during any fiscal year of the Corporation (other than a dividend payable solely in Common Stock) until all dividends declared with respect to the Corporation’s Preferred Stock (including the Series A Preferred Stock) have been paid or declared and set apart for payment during that fiscal year.  Thereafter, in the event of the declaration, payment or setting apart for payment of any dividends on the Common Stock of the Corporation, the holders of the Preferred Stock shall be entitled to receive an equivalent dividend pro rata (on an as converted basis) with the holders of Common Stock.

Other Considerations Regarding the Modification of the Rights of the Series A Preferred Stockholders

Potential Anti-Takeover Effect. Although the increased voting power of the Series A Preferred Stockholders as a result of the Series A Designation Amendments could, under certain circumstances, have an anti-takeover effect (for example, by permitting members of the Company’s current management who are currently the only holders of the outstanding Series A Preferred Stock to vote against a change in the composition of the Board or business combination transaction requiring a stockholder vote), the amendments to the designations, rights and preferences of the Series A Preferred Stockholders ("Series A Designation Amendments") are not being undertaken in response to any effort of which the Board is aware to obtain control of Company.  Other than the Reverse Split Amendment (discussed in Action 1 above), and the Series A Designation Amendments, the Board of Directors does not currently contemplate the adoption of any other amendments to the Certificate of Incorporation or Certificate of Designation of the Series A Preferred Stock that could be construed to affect the ability of third parties to take over or change the control of the Company.

Procedure for Effecting the Amendments to the Certificate of Incorporation

All of the amendments of the original Certificate of Incorporation and the Series A Designation Amendments shall be reflected in the Amended and Restated Certificate of Incorporation, substantially in the form attached hereto as Appendix B, which shall become effective upon the Company’s filing of the Certificate of Amendment to the Certificate of Incorporation (with the Amended and Restated Certificate of Incorporation attached thereto) with the Secretary of State of the State of Delaware.  The Amended and Restated Certificate of Incorporation will be filed no sooner than the 20th calendar day following the mailing of this Information Statement to stockholders.

DISSENTERS’ RIGHTS OF APPRAISAL

We are a Delaware corporation and are governed by the Delaware General Corporation Law (DGCL).  Holders of the Company’s Common Stock and the Series A Preferred Stock do not have appraisal or dissenter’s rights under the DGCL in connection with the Reverse Split, the Series A Designation Amendments, and the filing of the Amendment and Amended and Restated Certificate of Designation as approved by Board and the stockholders of the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Split that is not shared by all other stockholders of ours.  As described more fully above under Action 2, the Series A Designation Amendments increase the relative voting power of our Chief Executive Officer and Chairman Yongxin Liu and our Vice President and Director Yongkui Liu.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”).  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549.  Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates.  You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet ( http://www.sec.gov ) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

APPENDIX A

FORM OF
CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION OF
CHINA YONGXIN PHARMACEUTICALS INC.

China Yongxin Pharmaceuticals Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST:  The Board of Directors of the Corporation (the “Board”), acting by Unanimous Written Consent in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, adopted a resolution authorizing the Corporation to effect a [    ] ( ) to one (1) reverse split of the Common Stock, par value $0.001, whereby every [    ] ( ) issued and outstanding shares of the Corporation’s Common Stock (including each share of treasury stock), shall automatically and without any action on the part of the holder thereof be combined into one (1) fully paid and non-assessable share of Common Stock of the Corporation (the “Common Stock ”) and to file this Certificate of Amendment:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article thereof numbered “Article IV” so that, as amended, said Article shall be amended to add the following section:

Article IV, Section C:

C.           Upon the date that this Certificate of Amendment to the Certificate of Incorporation of the Corporation becomes effective in accordance with the General Corporation Law of the State of Delaware (the “Effective Date”), each [_____] shares of common stock, par value $0.001 per share (“Old Common Stock”), of the Corporation issued and outstanding immediately prior to the Effective Date shall be, without any action of the holder thereof, automatically reclassified as and converted into one (1) share of common stock, par value $0.001 per share (“New Common Stock”), of the Corporation.  No fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock, and no certificates or scrip representing any such fractional shares shall be issued.  In lieu of such fraction of a share, any holder of such fractional share shall be entitled receive one whole share of the New Common Stock.  Each stock certificate that, immediately prior to the Effective Date, represented shares of Old Common Stock shall, from and after the Effective Date, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.  A letter of transmittal will provide the means by which each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.”

SECOND: That in lieu of a meeting and vote of stockholders, (1) holders of a majority of the issued and outstanding shares of our capital stock that are entitled to vote; and (2) holders of a majority of the outstanding shares of Series A Convertible Preferred Stock, voting as a separate class, have given Written Consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this ___ day of _______________, 2010.

CHINA YONGXIN PHARMACEUTICALS INC.

By: _________________________________
Name: Yongxin Liu
Title: Chief Executive Officer

APPENDIX B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CHINA YONGXIN PHARMACEUTICALS INC.

(attached hereto)

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

CHINA YONGXIN PHARMACEUTICALS INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST:                       That the name of the Corporation is CHINA YONGXIN PHARMACEUTICALS INC.  The Corporation was originally incorporated under the name “Digital Learning Management Corporation”; and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 13, 2004.

SECOND:                  That by unanimous written consent of the Board of Directors of the Corporation, filed with the minutes of the Corporation, resolutions were duly adopted setting forth the proposed amendment and restatement of the attached Certificate of Incorporation of the Corporation and declaring said amendment and restatement to be advisable.  The resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be, and it hereby is, amended and restated in its entirety to read as set forth in the Amended and Restated Certificate of Incorporation that is attached to the Certificate of Amendment.

THIRD:                      That thereafter, pursuant to resolution of its Board of Directors, the stockholders of the Corporation took action by executing a written consent in lieu of a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware to approve such amendment and restatement.  The holders of (a) a majority of the Common Stock and Series A Preferred Stock (on an as-converted basis) voting together as a single class, and (b) 100% of the outstanding shares of Series A Preferred Stock, each entitled to consent thereto, have granted written consent with respect to such stock in favor of said amendment and restatement.

FOURTH:                  That said amendment and restatement was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.  This Amended and Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of the Corporation.

China Yongxin Pharmaceuticals Inc. – Amended and Restated Certificate of Incorporation

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by its duly authorized officer, this ___ day of __________, 2010.

CHINA YONGXIN PHARMACEUTICALS INC.

By:
Yongxin Liu
Chief Executive Officer

China Yongxin Pharmaceuticals Inc. – Amended and Restated Certificate of Incorporation

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CHINA YONGXIN PHARMACEUTICALS INC.

ARTICLE I

The name of this corporation is CHINA YONGXIN PHARMACEUTICALS INC. (the “Corporation”).

ARTICLE II

The address of the registered office of this Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808.  The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

ARTICLE IV

A. Classes of Stock.  This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares that this Corporation is authorized to issue is one hundred and one million six hundred sixty six thousand six hundred and sixty seven (101,666,667) shares.  One hundred million (100,000,000) shares shall be Common Stock each with a par value of $0.001 per share and one million six hundred sixty six thousand six hundred and sixty seven (1,666,667) shares shall be Preferred Stock, each with a par value of $0.001 per share.

B. Rights, Preferences and Restrictions of Preferred Stock.  The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in one or more series.  The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock, which series shall consist of one million six hundred sixty six thousand six hundred and sixty seven (1,666,667) shares (the “Series A Preferred Stock”) are as set forth below in this Section IV(B).  The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon the Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them.  The Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding.  In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

1. Dividend Provisions.  No dividends shall be paid on or declared and set apart for any other class or series of stock of the Corporation during any fiscal year of the Corporation (other than a dividend payable solely in Common Stock) until all dividends declared with respect to the Corporation’s Preferred Stock have been paid or declared and set apart for payment during that fiscal year.  Thereafter, in the event of the declaration, payment or setting apart for payment of any dividends on the Common Stock of the Corporation, the holders of the Preferred Stock shall be entitled to receive an equivalent dividend pro rata (on an as converted basis) with the holders of Common Stock.

2. Liquidation Preference.  Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series A Preferred Stock, to be paid an amount equal to the sum of (i) dividends accrued and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, and (ii) $1.00 per share (the “Liquidation Preference Amount”).   If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Preferred Stock shall be insufficient to permit payment in full to the holders of Series A Preferred Stock of the Liquidation Preference Amount, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Preferred Stock.  Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series A Preferred Stock shall have been paid in full the Liquidation Preference Amount, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of Common Stock and Series A Preferred Stock (on an as-converted basis).  Written notice of such liquidation, dissolution or winding up, stating a payment date and the Liquidation Preference Amount, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.  Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this Section IV(B)(2).   In the event of liquidation, dissolution or winding up of the Corporation in which the Corporation shall distribute funds to its stockholders, (i) the Corporation shall revalue its assets and liabilities to the fullest extent permitted by law to determine lawfully available funds for such distribution, and (ii) if the Corporation shall not have such funds available for such distribution, the Corporation shall distribute funds to its stockholders to the fullest extent of available funds as such funds become available.  For purposes hereof, the Common Stock shall rank on liquidation junior to the Series A Preferred Stock.

1
China Yongxin Pharmaceuticals Inc. – Amended and Restated Certificate of Incorporation

3. Conversion.  The holders of shares of Series A Preferred Stock shall have the following conversion rights:

(a) Right to Convert.  Subject to the terms and conditions of this Section IV(B)(3), if the Board of Directors determines that the “net income” of the Corporation as indicated by the audited financial statements of the Corporation (“Audited Net Income”) for the calendar year ending December 31, 2009 exceeds $5,000,000, then upon such determination the holders of shares of Series A Preferred Stock shall have the right, at their option at any time or from time to time, to convert any or all of such shares of Series A Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by multiplying the number of shares of Series A Preferred Stock so to be converted by a factor of six (6) (the “Conversion Ratio”), provided however, that the Conversion Ratio shall be appropriately adjusted upon the occurrence of each Recapitalization Event described in Section IV(B)(3) occurring subsequent to the date of filing of this Amended and Restated Certificate of Incorporation.  In the event that the Audited Net Income for the calendar year ending December 31, 2009 (“2009 Audited Net Income”) does not exceed $5,000,000, then the number of shares of Series A Preferred Stock that may be converted shall reduced according to the following formula: the total number of Series A Preferred Stock shares that may be converted by each holder of Series A Preferred Stock shall equal the product of: (A) the quotient of (1) the 2009 Audited Net Income divided by (2) 5,000,000; multiplied by (B) number of shares of Series A Preferred Stock held by such holder of Series A Preferred Stock.  Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

(b) Issuance of Certificates; Time Conversion Effected.  Promptly after the receipt of the written notice referred to in Section IV(B)(3)(a) and surrender of the certificate or certificates for the share or shares of Series A Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock and shall promptly pay in cash, provided that funds are legally available for distribution of such amount, all declared and unpaid dividends on the shares of Preferred Stock being converted, to and including the time of conversion.  To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Ratio shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

(c) Fractional Shares; Dividends; Partial Conversion.  No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion.  At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, accrued and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in Section IV(B)(3)(b).  In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to Section IV(B)(3)(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section IV(B)(3)(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

2
China Yongxin Pharmaceuticals Inc. – Amended and Restated Certificate of Incorporation

(d) Subdivision or Combination of Common Stock.  In case the Corporation shall at any time subdivide (by any stock split, stock dividend or similar event) its outstanding shares of Common Stock into a greater number of shares, the Conversion Ratio in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares (by a reverse stock split or similar event), the Conversion Ratio in effect immediately prior to such combination shall be proportionately increased (such stock split, stock dividend, reverse stock split or similar event shall be referred to herein as a “Recapitalization Event”) .

(e) Reorganization or Reclassification.  If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification (unless otherwise provided in an agreement and plan of reorganization or reclassification approved by holders of a majority of the Series A Preferred Stock), lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place.  In any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Ratio) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

(f) Notice of Adjustment.  Upon any adjustment of the Conversion Ratio, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested or facsimile, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Ratio resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

(g) Other Notices.  In case at any time:

(i) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

(ii) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

(iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

(iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested or facsimile, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other  property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

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China Yongxin Pharmaceuticals Inc. – Amended and Restated Certificate of Incorporation

(h) Stock to be Reserved.  The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock.  The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Ratio in effect at the time.  The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.  The Corporation will not take any action which results in any adjustment of the Conversion Ratio if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation’s Certificate of Incorporation, as amended.

(i) No Reissuance of Series A Preferred Stock.  Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

4. Voting Rights.  Except as may be otherwise provided by law or by this Amended and Restated Certificate of Incorporation, holders of the Series A Preferred Stock shall the following voting rights:

(a) Except as may be otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and series of stock of the Corporation collectively as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock.  Each share of Preferred Stock shall entitle the holder thereof to the same number of votes per share as twenty five (25) shares of Common Stock.   Accordingly, by way of illustration, if there were 1,666,667 shares of Series A Preferred Stock issued and outstanding, and 10,000,000 shares of Common Stock issued and outstanding, all eligible to vote, then the holders of Series A Preferred Stock would have 41,666,675 votes, and the holders of Common Stock would have 10,000,000 votes.  Notwithstanding anything in this Amended and Restated Certificate of Incorporation to the contrary, the foregoing voting rights shall not be affected and shall not be subject to any adjustment for any Recapitalization Event described in Section IV(B)(3)(d) or other event described in Section IV(B)(3)(e).

(b) Except as may be otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote separately as its own class on all actions to be taken by the stockholders of the Corporation.  For any and all actions to be taken by the stockholders of the Corporation, the approval of the Series A Preferred Stock as a separate class shall be required.

5. Status of Redeemed or Converted Stock.  In the event any shares of Preferred Stock shall be converted pursuant to Sections IV(B)(3), the shares so converted shall be cancelled and shall not be issuable by this Corporation.  This Amended and Restated Certificate of Incorporation shall be appropriately amended to effect the corresponding reduction in this Corporation’s authorized capital stock.

C. Common Stock.  The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Section IV(C).

1. Dividend Rights.  Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2. Liquidation Rights.  Upon the liquidation, dissolution or winding of this Corporation, the assets of this Corporation shall be distributed as provided in Section IV(B)(2).

3. Redemption.  The Common Stock is not redeemable.

4. Voting Rights.  The holder of each share of Common Stock shall have the right to one (1) vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

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China Yongxin Pharmaceuticals Inc. – Amended and Restated Certificate of Incorporation

ARTICLE V

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

ARTICLE VI

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation, and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors.  The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws.  The phrase “whole Board” and the phrase “total number of directors” shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies.  Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

2. After the original or other Bylaws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provision for the classification of directors of the Corporation for staggered terms pursuant to Section 141(d) of the General Corporation Law shall be set forth in an initial Bylaw or in a Bylaw adopted by the stockholders of the Corporation entitled to vote unless provisions for such classification shall be set forth in this Amended and Restated Certificate of Incorporation.

3. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders.  Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of this Amended and Restated Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of Section 242(b)(2) of the General Corporation Law shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

ARTICLE VII

A director of this Corporation shall, to the fullest extent permitted by the General Corporation Law as it now exists or as it may hereafter be amended, not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.  If the General Corporation Law is amended, after approval by the stockholders of this Article, to authorize any action by the Corporation which further eliminates or limits the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.

Any amendment, repeal or modification of this Article VII, or the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article VII, shall not adversely affect any right or protection of a director of this Corporation existing at the time of such amendment, repeal, modification or adoption.

ARTICLE VIII

The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

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China Yongxin Pharmaceuticals Inc. – Amended and Restated Certificate of Incorporation

Any amendment, repeal or modification of this Article VIII, or the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article VIII, shall not adversely affect any right or protection existing at the time of such amendment, repeal, modification or adoption.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide.  The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

ARTICLE X

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that no provision of the terms relating to the Series A Preferred Stock in Article IV hereof may be amended (whether by merger, consolidation or otherwise), modified or waived, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock.

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China Yongxin Pharmaceuticals Inc. – Amended and Restated Certificate of Incorporation